As filed with the Securities and Exchange Commission on May 12, 1997
                                         Registration Statement No.  333-21197
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                        POST EFFECTIVE AMENDMENT NO.  1
                                   FORM S-3

            Registration Statement Under The Securities Act of 1933

                            WANG LABORATORIES, INC.
            (Exact name of registrant as specified in its charter)

             Delaware                             04-2192707
      ---------------------                  --------------------
(State or other jurisdiction of              (I.R.S. Employer
incorporation or organization)                Identification No.)

                           600 TECHNOLOGY PARK DRIVE
                         BILLERICA, MASSACHUSETTS 01821
                                (508) 967-5000
                         ------------------------------

  (Address, including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)

                            ALBERT A. NOTINI, ESQ.
                            SENIOR VICE PRESIDENT,
                         GENERAL COUNSEL AND SECRETARY
                            WANG LABORATORIES, INC.
                           600 TECHNOLOGY PARK DRIVE
                        BILLERICA, MASSACHUSETTS 01821
                                (508) 967-5000
                        ------------------------------

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

                                  Copies to:

                           PATRICK J. RONDEAU, ESQ.
                               HALE AND DORR LLP
                                60 STATE STREET
                         BOSTON, MASSACHUSETTS  02109
                                (617) 526-6000

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date hereof.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registrations statement number of the earlier effective registration statement for the same offering. / /

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

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

          This post-effective amendment No. 1 to the Registration Statement to Form S-3, as filed with the Commission on February 5, 1997 (the "Registration Statement") is being filed for the purpose of deregistering all of the shares of Common Stock, $0.01 par value per share, of Wang Laboratories, Inc. registered pursuant to the Registration Statement that have not yet been sold thereunder and terminating the Registration Statement.

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

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Billerica, Commonwealth of Massachusetts this 12th day of May, 1997.

                                            WANG LABORATORIES, INC.

                                            By: /s/ Franklyn A. Caine
                                               ___________________________
                                               Franklyn A. Caine
                                               Executive Vice President and
                                               Chief Financial Officer

                       SIGNATURES AND POWER OF ATTORNEY

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on this 12th day of May, 1997, in the capacities indicated:

Signature                                Title                        Date

/s/ Joseph M. Tucci*            Chairman of the Board, Chief
--------------------            Executive Officer and Director
Joseph M. Tucci                 (Principal Executive Officer)

/s/ Franklyn A. Caine           Executive Vice President and         May 12, 1997
---------------------           Chief Financial Officer
Franklyn A. Caine               (Principal Financial Officer and
                                Principal Accounting Officer)

/s/ David A. Boucher*           Director
---------------------
David A. Boucher

/s/ Michael W. Brown*           Director
---------------------
Michael W. Brown

/s/ Marcia J. Hooper*           Director
---------------------
Marcia J. Hooper

/s/ Joseph J. Kroger*           Director
---------------------
Joseph J. Kroger

/s/ Raymond C. Kurzweil*        Director
------------------------
Raymond C. Kurzweil

/s/ Axel J. Leblois*            Director
--------------------
Axel J. Leblois

/s/ Frederick A. Wang*          Director
----------------------
Frederick A. Wang

*By: /s/ Franklyn A. Caine                                           May 12, 1997
    _________________________
    Franklyn A. Caine, Attorney-in-Fact

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